EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Strategic Storage Trust, Inc., or the Company, hereby certifies, to his knowledge, that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2008	By:	/s/ H. Michael Schwartz
Date		H. Michael Schwartz
President and Director
(Principal Executive Officer)